SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2002

SMART & FINAL INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 869-7500

Item 9.    Regulation FD Disclosure.

On November 15, 2002, Smart & Final Inc. (the “Company”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended October 6, 2002. Accompanying such report were certifications of the Company’s Chief Executive Officer, Ross E. Roeder, and Chief Financial Officer, Richard N. Phegley, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. The Company is filing, as Exhibits 99.1 and 99.2 attached hereto and incorporated herein by reference, copies of such certifications in the form in which said officers executed them.

The information in the Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

SMART & FINAL INC.
By:

Date: November 15, 2002	/s/ Richard N. Phegley
Richard N. Phegley
Senior Vice President and Chief Financial Officer

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